SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

_______________________

Date of report (Date of earliest event reported):
JANUARY 2, 2003

FAHNESTOCK VINER HOLDINGS INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Ontario, Canada (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	1-12043 (COMMISSION FILE NO.)	98-0080034 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. Box 2015, Suite 1110 20 Eglinton Avenue West Toronto, Ontario, Canada (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)		M4R 1K8 (ZIP CODE)

(416) 322-1515

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

NONE

(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)

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ITEM 5. OTHER EVENTS.

Fahnestock Viner Holdings Inc., an Ontario corporation (the "Company"), has completed the acquisition of the U.S. Oppenheimer Private Client Division of CIBC World Markets Corp. and has agreed to complete the acquisition of the U.S. Oppenheimer Asset Management Division at a later date. On January 6, 2003, the Company and CIBC issued a press release announcing details of the acquisitions. Such press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
99	Press Release dated January 6, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAHNESTOCK VINER HOLDINGS INC.

By: "E.K. Roberts

Name: E.K. Roberts
Title: President

January 6, 2003

FAHNESTOCK VINER HOLDINGS INC.
CURRENT REPORT ON FORM 8-K
REPORT DATED January 6, 2003

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated January 6, 2003